EXHIBIT 10.19

                       FIRST ADDENDUM TO ESCROW AGREEMENT

         THIS FIRST ADDENDUM TO ESCROW AGREEMENT is made and entered into this 21st day of June, 1997, by and between NATURAL BABY COMPANY, a New Jersey Corporation ("Seller") and KIDS STUFF, INC., a Delaware corporation ("Buyer").

                                R E C I T A L S:

         WHEREAS, Seller has agreed to sell to Buyer, and buyer has agreed to purchase from Seller certain business assets of Seller (the "Assets") pursuant to the terms and conditions of a certain Asset Purcase Agreement, dated May 10, 1996, as amended by a certain Addendum effective as of November 10, 1996 and by a certain Second Addendum dated April 27, 1997; (collectively the "Asset Purchase Agreement") and

         WHEREAS, the Asset Purchase Agreement contemplates that the closing of the purchase and sale of the Assets shall be consummated prior to the date that the purchase price is paid by Buyer to Seller; and

         WHEREAS, the Buyer and Seller have agreed that the closing be subject to the terms of that certain Escrow Agreement dated December 31, 1996 ("Escrow Agreement") pending the payment of the final purchase price by Buyer to Seller; and

         WHEREAS, the Asset Purchase Agreement has extended the final closing date beyond the date contemplated in the Escrow Agreement and the parties hereto desire to extend the term of the Escrow Agreement as provided for herein.

         NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, and for other good and valuable considerations, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                   T E R M S:

         1. TERM. The term of the Escrow Agreement shall be extended and the Escrow Agent's obligations hereunder shall terminate upon the earlier of the Final Closing Date (as defined in the Asset Purchase Agreement) or receipt of notice of Seller's termination of the transaction in accordance with Paragraph 4 after the Effective Date of the Kids Stuff, Inc. public offering of common shares.

         2. DISPOSITION OF DOCUMENTS. Upon delivery to Seller of the sum of $1,225,000 by company check or wire transfer, and a company check in the amount of $212,451.00 plus interest thereon payable to Seller and the creditors listed on Schedule 1.2 of the Asset Purchase Agreement, and the delivery of two (2) promissory notes made payable to Seller in the amounts of $250,000 and $1.00 respectively (collectively the "Purchase Payment") Escrow Agent shall deliver the Purchase Payment to Seller and the Closing Documents to the respective parties. Thereupon, the closing of the Purchase and sale of the Assets shall become final. In the event of the termination of the Escrow Agent's obligations under this Agreement prior to the payment in full of the Purcase Price by Buyer to Seller, the Escrow Agent shall distribute the Closing Documents to the respective parties and thereafter shall have no further obligation or liability with respect thereto.

         3. INTEGRATED AGREEMENT MODIFICATION; WAIVER. This First Addendum, along with the Escrow Agreement, constitutes the entire understanding and agreement between the parties pertaining to the subject matter contained herein and supersedes all prior and contemporaneous agreements, representations and understandings of the parties not otherwise contained in this document. No alteration, modification, amendment or change of this Agreement shall be binding unless executed in writing by parties. No waiver of any of the provisions of this Agreement shall be deemed a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

         4. EFFECT OF ADDENDUM. Unless specifically amended herein, the terms of the Escrow Agreement shall remain in full force and effect and shall be binding upon the parties as if fully re-written and incorporated herein.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above written.

                              NATURAL BABY COMPANY

                              By: /s/ JANE MARTIN
                                 --------------------------
                                 Jane Martin, President



                              KIDS STUFF, INC.

                              By: /s/ WILLIAM L. MILLER
                                 -------------------------------------------
                                 William L. Miller, Chief Executive Officer



                              DINSMORE & SHOHL, L.L.P.

                              By: /s/ DAVID G. LEGRAND
                                 --------------------------
                                 David G. LeGrand, Partner


                                      -2-